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                                                                   EXHIBIT 10.52

                                                                  EXECUTION COPY

              SEVENTH AMENDMENT AND WAIVER TO BRIDGE LOAN AGREEMENT

        This SEVENTH AMENDMENT AND WAIVER TO BRIDGE LOAN AGREEMENT (this "Amendment"), dated as of September 10, 2002, is entered into by PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V., a sociedad anonima de capital variable organized under the laws of Mexico ("Borrower"), PEGASO TELECOMUNICACIONES, S.A. DE C.V., a sociedad anonima de capital variable organized under the laws of Mexico ("Pegaso"), PEGASO PCS, S.A. DE C.V., a sociedad anonima de capital variable organized under the laws of Mexico ("Pegaso PCS"), PEGASO RECURSOS HUMANOS, S.A. DE C.V., a sociedad anonima de capital variable organized under the laws of Mexico ("Pegaso RH"), PEGASO FINANZAS, S.A. DE C.V., a sociedad anonima de capital variable organized under the laws of Mexico ("Finanzas"), PEGASO FINCO I, S.A. DE C.V., a sociedad anonima de capital variable organized under the laws of Mexico ("Finco"), QUALCOMM INCORPORATED, a corporation organized under the laws of Delaware ("QUALCOMM" and also the "Lender"), and CITIBANK, N.A., a national banking association, in its capacity as administrative agent for the Lenders ("Administrative Agent"), under the Bridge Loan Agreement dated as of May 27, 1999 (as modified, amended, supplemented or restated from time to time, the "Bridge Loan Agreement"). Unless otherwise indicated, capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Bridge Loan Agreement, and the rules of interpretation set forth in Section 1.2 of the Bridge Loan Agreement shall be applicable to this Amendment, mutatis mutandis, as if set forth in this Amendment.

                                    RECITALS:

        A. The Bridge Loan Agreement has been amended pursuant to (i) the First Amendment to the Bridge Loan Agreement, dated as of February 8, 2000, (ii) the Second Amendment to the Bridge Loan Agreement, dated as of August 22, 2000,
(iii) the Third Amendment to the Bridge Loan Agreement, dated as of November 17, 2000, (iv) the Fourth Amendment to the Bridge Loan Agreement, dated as of March 22, 2001, (v) the Fifth Amendment and Waiver to Bridge Loan Agreement, dated as of June 29, 2001, and (vi) the Sixth Amendment and Waiver to the Bridge Loan Agreement, dated as of October 10, 2001.

        B. QUALCOMM and the members of the Borrower Group entered into that certain letter agreement, dated as of March 29, 2002 (the "Bridge Interest Capitalization Letter Agreement"), pursuant to which the parties agreed, inter alia, to set the interest rate applicable to all Loans then outstanding at 19.78% per annum and to capitalize the outstanding interest on all Loans on the last day of each March, June, September and December.

        C. The shareholders of Pegaso (the "Shareholders"), have entered into a Stock Purchase Agreement, dated as of April 26, 2002 (the "Stock Purchase Agreement"), with Telefonica Moviles, S.A. ("TEM"), and certain other parties named in the Stock Purchase

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Agreement, pursuant to which TEM has agreed to purchase from certain of the shareholders their shares in Pegaso pursuant to the terms and conditions set forth in the Stock Purchase Agreement.

        D. The Shareholders, Pegaso, Sprint Corporation and Leap Wireless International, Inc. have entered into a Funding Agreement, dated as of June 26, 2001 (as amended or modified from time to time, the "Funding Agreement"), pursuant to which certain of the Shareholders are obligated to subscribe to and purchase notes from Pegaso in a minimum amount of $100,000,000 and up to $150,000,000 in the form of subordinated convertible debt (the "Convertible Notes") pursuant to the terms and conditions of the Funding Agreement.

        E. Borrower has requested that (i) the Bridge Loan Agreement be amended to change the definition of "Scheduled Maturity Date", (ii) the accrual of interest applicable on all Loans outstanding shall have stopped as of November 30, 2001, (iii) QUALCOMM waive certain provisions of the Bridge Loan Agreement in connection with the Closing under the Stock Purchase Agreement and (iv) QUALCOMM waive, among the other matters set forth herein, the mandatory prepayment requirement under Section 2.15 of the Bridge Loan Agreement with respect to the net proceeds to be received from the issuance of the Capital Stock of Pegaso contemplated in connection with the Closing under the Stock Purchase Agreement.

        F. QUALCOMM and the Administrative Agent have agreed to amend the Bridge Loan Agreement and QUALCOMM has agreed to (i) stop accruing interest on the Obligations as of November 30, 2001 and (ii) grant the waivers requested in this Amendment, each upon the terms and conditions set forth in this Amendment.

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        Section 1. Amendment, Agreement, Waiver and Acknowledgement.

        (a) Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, Section 1.1 of the Bridge Loan Agreement is amended as follows:

            (i) Section 1.1 (Defined Terms) of the Bridge Loan Agreement is amended by substituting the definition of "Scheduled Maturity Date" with the following new definition of "Scheduled Maturity Date":

        "Scheduled Maturity Date" shall mean the earlier of (a) the date that is sixty (60) days after the Closing under the Stock Purchase Agreement or (b) if the Stock Purchase Agreement is rescinded, revoked or abandoned for any reason by any party to the Stock Purchase Agreement or terminated in accordance with the terms thereof prior to the date that is sixty (60) days after the Closing under the Stock Purchase Agreement, the date three (3) Business Days after such termination, rescission, revocation or abandonment.


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            (ii) Section 1.1 (Defined Terms) of the Bridge Loan Agreement is
amended by adding the following new definition of "Stock Purchase Agreement" in the appropriate alphabetical order:

        "Stock Purchase Agreement" means that certain Stock Purchase Agreement, dated as of April 26, 2002, among Telefonica Moviles, S.A., the Borrower Group, Alejandro Burillo Azcarraga, Carmela Azcarraga Milmo, Scotiabank Inverlat, S.A., Institucion de Banca Multiple, Grupo Financiero Scotiabank Inverlat, as trustee of fideicomiso No. 101814, a Mexican Trust, Leap PCS Mexico, Inc., Leap Wireless International, Inc., IEII, Nissho Iwai, LAIF X SPRL, QUALCOMM, Sprint Mexico, Inc., Sprint Corporation, Alcatel and Telefonaktiebolaget LM Ericsson (publ).

            (iii) Section 6.31 (Operating Agreements) of the Bridge Loan Agreement is deleted in its entirety.

        (b) Agreements.

            (i) Accrual of interest is stopped as of November 30, 2001 provided that the Bridge Loans are timely repaid in accordance with the Stock Purchase Agreement and, provided that the Bridge Loans are timely repaid by the Scheduled Maturity Date, all default interest applicable to the Bridge Loan Agreement and any late fee or other charge payable in connection with a default thereunder incurred by any member of the Borrower Group at any time prior to such timely repayment are hereby waived. If the Closing under the Stock Purchase Agreement has occurred and (A) the Obligations are not paid on or before the date that is sixty (60) days after such Closing, the liquidated damages provision with respect to such late payments set forth in Section 2.05(b) of the Stock Purchase Agreement shall apply to the unpaid Obligations, and (B) the Obligations are not paid on or before the date that is ninety (90) days after such Closing, interest on the unpaid Obligations shall have been deemed to accrue from November 30, 2001 and capitalized in accordance with the Bridge Interest Capitalization Letter Agreement. Section 2.05(b) of the Stock Purchase Agreement is hereby incorporated by reference as if fully set forth in this Amendment and the defined terms used in Section 2.05(b) of the Stock Purchase Agreement shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

            (ii) If all outstanding obligations under the Bridge Loan Agreement are paid by Borrower prior to the Scheduled Maturity Date, (A) interest under the Bridge Loan Agreement shall be deemed not to have accrued or capitalized pursuant to the Bridge Interest Capitalization Letter Agreement, and (B) all interest (including default interest) under the Bridge Loan Agreement accruing from November 30, 2001 until the date of such repayment shall be forgiven (condonado) for all purposes.

            (iii) Until the earlier of (A) the date that is sixty (60) days after the Closing under the Stock Purchase Agreement and (B) the day that the Obligations shall have been indefeasibly paid in full, QUALCOMM waives its rights under Section 2.16 of the Bridge Loan Agreement and agrees that it shall not arrange, or attempt to arrange, a syndication of the Commitments, Loans, or LC Expsoures under the Facilities.

            (iv) Upon the indefeasible payment in full of the Obligations on or before the date that is sixty (60) days after the Closing under the Stock Purchase Agreement, QUALCOMM hereby agrees to, on the date of such payment, execute, as requested by TEM, either (A) terminations of the Bridge Loan Agreement, the Pagares issued in connection with the disbursements made under the Bridge Loan Agreement and each other document evidencing the loans thereunder and the pay-off letter, each in form and substance reasonably acceptable to the parties thereto, or (B) an assignment and assumption of the Bridge Loan Agreement in accordance with the terms of the Stock Purchase Agreement and each member of the Borrower Group hereby agrees to, on the date of such payment, (1) execute and deliver a letter of release in the form attached to this Amendment as Exhibit B.

            (v) The Borrower's Obligations under the Bridge Loan Agreement are due and payable on or before the Scheduled Maturity Date; provided, however, that if the Borrower fails to make payment in cash in full of all amounts due under the Bridge Loan Agreement by the date that is sixty (60) days after the Closing under the Stock Purchase Agreement, the Scheduled Maturity Date shall be deemed extended on a week by week basis up to the date that is ninety (90) days after Closing under the Stock Purchase Agreement only if the liquidated damages amounts payable by Borrower under Section 2.05(b) of the Stock Purchase Agreement are paid in full when due and all amounts due under the Bridge Loan Agreement are repaid on or before the date that is ninety (90) days after the Closing under the Stock Purchase Agreement.

        (c) Waiver and Acknowledgement. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, QUALCOMM waives the requirement of Borrower under Section 2.15 of the Bridge Loan Agreement to prepay the Obligations with the net proceeds from the issuance of Capital Stock of Pegaso pursuant to the Contribution Agreement (as defined in the Stock Purchase Agreement); provided that the Capital Stock of Pegaso shall be issued in accordance with the terms and conditions of the Contribution Agreement no later than the date of the Closing under the Stock Purchase Agreement.

        Section 2. Conditions to Effectiveness. Subject to the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "Closing Date"), the amendment set forth in
Section 1(a) of this Amendment, the agreement set forth in Section 1(b) of this Amendment (other than with respect to Section 1(b)(ii), which shall be deemed effective as of the date hereof) and the waivers and acknowledgement granted by QUALCOMM under Section 1(c) of this Amendment shall be effective as of the Closing Date, and upon request from Borrower the Administrative Agent shall provide confirmation that all conditions precedent have been satisfied or otherwise waived by QUALCOMM in its sole discretion:

        (a) Each member of the Borrower Group, as applicable, shall deliver or shall cause to be delivered to QUALCOMM, by facsimile, copies of (with sufficient originally executed copies for each Lender to be delivered by overnight courier service) the following described documents (each of which shall be reasonably satisfactory in form and substance to QUALCOMM and its counsel):


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

            (i) this Amendment, duly executed and delivered by the parties;

            (ii) a confirmation of the Pegaso Guaranty Agreement (in Spanish and English), dated as of the date hereof, duly executed and delivered by each of Pegaso, Pegaso PCS and Pegaso RH, as guarantors under the Pegaso Guaranty Agreement, in favor of Administrative Agent for the benefit of the Lenders;

            (iii) a confirmation of the Finanzas and Finco Guaranty as defined below (in Spanish and English), dated as of the date hereof, duly executed and delivered by each of Finanzas and Finco, as guarantors, under the Guaranty, dated as of October 10, 2001, by Finanzas and Finco (the "Finanzas and Finco Guaranty") in favor of Administrative Agent for the benefit of the Lenders;

            (iv) an executed letter in the form of Exhibit A (the "Notice Letter"), among the Agents (as defined in the Common Agreement) and the Borrower Group with respect to the waivers and amendments contemplated in the Common Agreement;

            (v) a legal opinion from Borrower's Mexican corporate counsel in form and substance satisfactory to QUALCOMM, and

            (vi) the Pagare, dated as of the date hereof, that (A) evidences the outstanding Obligations owed by Borrower to QUALCOMM as of the date hereof, and
(B) replaces that certain Pagare dated as of October 10, 2001 evidencing the outstanding Obligations owed by Borrower to QUALCOMM as of such date.

        (b) Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower under or in connection with this Amendment;

        (c) On or before the Closing Date, all corporate, partnership and other proceedings taken by each member of the Borrower Group or to be taken in connection with the transactions contemplated by this Amendment, and all documents incidental to such transactions, shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents, opinions, certificates and evidence as they may reasonably request;

        (d) The representations and warranties set forth in Section 3 of this Amendment shall be true and correct as of the Closing Date; and

        (e) All approvals, authorizations, filings or Permits necessary for the execution, delivery and performance of this Amendment shall have been made, taken or obtained from or with any Governmental Authority, and no order, statutory rule, regulation, executive order, decree, judgment or injunction shall have been enacted, entered, issued, promulgated or enforced by any Governmental Authority which prohibits or restricts the transactions


                                       5
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contemplated by this Amendment, nor shall any action have been commenced or threatened seeking any injunction or any restraining or other order to prohibit, restrain, invalidate or set aside the transactions contemplated by this Amendment.

        Section 3. Borrower Group Representations and Warranties. In order to induce the Lenders to enter into this Amendment and to amend the Bridge Loan Agreement in the manner provided in this Amendment, each member of the Borrower Group represents and warrants, as to itself, as applicable, to each Lender and the Administrative Agent as follows:

        (a) Corporate Power and Authority. Such member of the Borrower Group has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Bridge Loan Agreement as amended by this Amendment (the "Amended Agreement").

        (b) Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate and, if required, stockholder action of the Borrower Group, and this Amendment has been duly executed and delivered by the Borrower Group.

        (c) Enforceability. The Amended Agreement constitutes the legal, valid and binding obligation of each member of the Borrower Group, enforceable against such member of the Borrower Group in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the Borrower Group's obligations thereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        (d) No Conflict. The execution and delivery by each member of the Borrower Group of this Amendment and the performance by such member of the Borrower Group of the Amended Agreement do not and will not (i) contravene, in any material respect, any provision of any law, regulation, decree, ruling, judgment or order that is (A) applicable to such member of the Borrower Group or any of its properties or other assets and (B) in effect when this representation and warranty is made, (ii) result in a breach of or constitute a default under its charter documents or any other material agreement, indenture, lease or instrument binding upon such member of the Borrower Group or any of its properties or other assets and (iii) result in the creation or imposition of any Liens on any property (other than Permitted Liens) of the Borrower Group.

        (e) Permits. The execution, delivery and performance by each member of the Borrower Group of this Amendment do not and will not require any Permit and do not result in the loss or impairment of any Permit previously obtained in connection with the execution, delivery and performance of the Loan Documents or the acquisition, construction, ownership, maintenance or operation of the System.

        (f) Representations and Warranties in the Bridge Loan Agreement; Defaults. The representations and warranties contained in Section 6 of the Bridge Loan Agreement (other


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

than Section 6.31) are (before and after giving effect to this Amendment) true and correct and that, after giving effect to this Amendment no Default or Event of Default has occurred and is continuing other than the Covered Bridge Defaults (as defined in and addressed in the forbearance letter, dated as of April 26, 2002, executed by QUALCOMM, acknowledged, accepted and agreed to by each member of Borrower Group and acknowledged and agreed to by the Administrative Agent).

            Section 4. Conditions Subsequent and Events of Default. The failure of any of the following conditions subsequent to occur by the date applicable to such condition subsequent, shall constitute an Event of Default under the Bridge Loan Agreement and upon the occurrence of such Event of Default QUALCOMM shall be entitled to exercise the remedies as set forth in Section 9.2 of the Bridge Loan Agreement and the security documents set forth in Schedule 1 executed in connection with the Sixth Amendment and Waiver to the Credit Agreement, dated as of October 10, 2001:

        (a) In connection with the Closing under the Stock Purchase Agreement, TEM and the Burillo Group (as defined in the Stock Purchase Agreement) shall have (i) effected a capital increase in Pegaso pursuant to the terms and conditions set forth in the Contribution Agreement; (ii) incorporated Newco (as defined in the Stock Purchase Agreement; and (iii) contributed their shares of Pegaso to Newco pursuant to the Contribution Agreement.

        (b) On or before the date that is thirty (30) days after the Closing under the Stock Purchase Agreement, TEM shall have paid, or shall have cause to be paid, the Interim Loans, Additional Interim Loans and loans made under the Additional Financing Facility Credit Agrement (as defined in the Stock Purchase Agreement) (collectively, the "Special Loans") to QUALCOMM; provided, however, that if the Special Loans are not repaid by the date that is thirty (30) days after the Closing under the Stock Purchase Agreement, this condition may be satisfied if the liquidated damages amounts payable by Borrower under Section 2.05(a) of the Stock Purchase Agreement are paid in full when due and all amounts due in respect of the Special Loans are repaid on or before the date that is sixty (60) days after the Closing under the Stock Purchase Agreement.

        Section 5. Miscellaneous.

        (a) Reference to and Effect on the Bridge Loan Agreement and the other Loan Documents.

            (i) The Bridge Loan Agreement and the other Loan Documents as specifically amended by this Amendment shall remain in full force and effect and are hereby ratified and confirmed.

            (ii) The execution, delivery and performance of this Amendment shall not, except as expressly provided in this Amendment, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of QUALCOMM and the Administrative Agent under, the Bridge Loan Agreement or any of the other Loan Documents.


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            (iii) Upon the conditions precedent set forth in this Amendment being satisfied, this Amendment shall be construed as one with the Bridge Loan Agreement, and the Bridge Loan Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

            (iv) If the Stock Purchase Agreement shall have been revoked, rescinded or abandoned for any reason or terminated in accordance with the terms thereof prior to the Closing under the Stock Purchase Agreement, the agreements set forth in Section 1(b) and the waivers and acknowledgements granted under
Section 1(c) of this Amendment shall be automatically rendered null and void ab initio and such termination, revocation, rescission or abandonment shall constitute an Event of Default under the Bridge Loan Agreement and shall entitle QUALCOMM to take all of the actions and remedies specified in the Bridge Loan Agreement or any other Loan Document which may be taken upon the occurrence of an Event of Default.

        (b) Fees and Expenses. Borrower acknowledges that all reasonable costs, fees and expenses as described in Section 11.3(a) of the Bridge Loan Agreement incurred by QUALCOMM and the Administrative Agent and in each case its counsel after the date of the Closing under the Stock Purchase Agreement, with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

        (c) Execution in Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

        (d) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        (e) Severability. If any provision contained in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

        (f) GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND


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UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR
PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS (INCLUDING MEXICO) BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EXCEPT AS OTHERWISE PROVIDED IN THIS AMENDMENT, NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                             [SIGNATURES TO FOLLOW]


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        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

THE BORROWER GROUP:

PEGASO COMUNICACIONES Y SISTEMAS, S.A. DE C.V.


By:
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------



PEGASO TELECOMUNICACIONES, S.A. DE C.V.


By:
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------



PEGASO PCS, S.A. DE C.V.


By:
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------


PEGASO RECURSOS HUMANOS, S.A. DE C.V.


By:
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------

PEGASO FINCO I, S.A. DE C.V.


By:
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------

PEGASO FINANZAS, S.A. DE C.V.


By:
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------

VENDOR WORKING CAPITAL LENDER AND
CAPITALIZED INTEREST LENDER:

QUALCOMM INCORPORATED


By:
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------

ADMINISTRATIVE AGENT:

CITIBANK, N. A.,
as Administrative Agent

By:
   ------------------------------
Printed Name:
             --------------------
Title:
      ---------------------------